UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    October 25, 2007

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

               Delaware                                                                            1-12333                                                   86-0385884
(State or Other Jurisdiction                                                               (Commission                                           (IRS Employer
                of Incorporation)                                                                      File Number)                                              Identification No.)

         10955 Vista Sorrento Parkway, San Diego, CA                                                                                                             92130
               (Address of Principal Executive Offices)                                                                                                                 (Zip Code)

(858) 314-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition
On October 25, 2007, Iomega Corporation announced its financial results for the quarter ended September 30, 2007 in a press release entitled, “Iomega Reports Third Quarter Financial Results - Revenue Increased 51% Year over Year.”  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits. The exhibit listed on the Exhibit Index relates to Item 2.02 and shall be deemed furnished as a part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2007

IOMEGA CORPORATION
(Registrant)

 By: /s/ Preston Romm
             Preston Romm
             Vice President of Finance and Chief
                Financial Officer

EXHIBIT INDEX

Exhibit No.                             Description

99.1
Press release issued on October 25, 2007 announcing Iomega Corporation’s third quarter 2007 financial results and entitled, “Iomega Reports Third Quarter Financial Results - Revenue Increased 51% Year over Year.”

3